EXHIBIT 23
CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the inclusion in this Form 8-K of our report dated March 5, 2002.

/s/	ARTHUR ANDERSEN LLP

Greensboro, North Carolina
March 5, 2002

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